Exhibit 10.1


                      FLEXXTECH CORPORATION
                    PLACEMENT AGENT AGREEMENT

                                                 Dated as of: August 14, 2001
May Davis Group, Inc.
c/o National Securities
28th Floor
120 Broadway
New York, New York 10271

Ladies and Gentlemen:

      The undersigned, Flexxtech Corporation (the "Company"), a corporation incorporated under the laws of the State of Nevada, hereby agrees with May Davis Group, Inc. (the "Placement Agent"), a Maryland Corporation, as follows:

      1. Offering. (i) This Agreement confirms the terms and conditions under which the Company has engaged the Placement Agent to act as its placement agent on a "best efforts" basis in connection with (a) the Securities Purchase Agreement (the "Purchase Agreement"), dated the date hereof, between the Company and the buyers named therein, pursuant to which the Company will sell, issue and deliver to such buyers its Convertible Debentures (the "Debentures") in the aggregate principal amount of not less than $300,000 and not more than $500,000, and (b) the Equity Line of Credit Agreement (the "Line of Credit Agreement"), dated the date hereof, between the Company and the investors named therein (collectively, the "Investors"), pursuant to which such Investors will purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at a price per share equal to the Purchase Price (as is defined in the Line of Credit Agreement) for an aggregate Purchase Price of up to $10,000,000. As used in this Agreement, the "Securities" shall mean the Debentures and the shares of the Common Stock to be purchased and sold pursuant to the Line of Credit Agreement and the "Offering Agreements" shall mean the Purchase Agreement and the Line of Credit Agreement. The offering of the Securities by the Placement Agent is referred to in this Agreement as the "Offering."

               (ii) Pursuant to the Purchase Agreement, the Company will issue and deliver to the Placement Agent or its designee(s) warrants (the "MD Warrants") exercisable during the two (2) years after the date of issuance and substantially in the form of Exhibit A annexed hereto, to acquire shares of the Common Stock, which number of shares shall equal 80 shares for each $100.00 principal amount of Debentures placed by the Placement Agent.

               (iii) Pursuant to the Line of Credit Agreement, the Company will issue and deliver to the Placement Agent or its designee(s) that number of shares of Common Stock as shall be equal to (X) $120,000.00 divided by (Y) the closing bid price of the Company's Common Stock on the date this Agreement is executed by the Placement Agent and the Company (the "MD Restricted Shares"). As used herein, the "MD Securities" means the MD Warrants, the shares of the Common Stock underlying the MD Warrants and the MD Restricted Shares. Pursuant to the Purchase Agreement and the Line of Credit Agreement, the Company will grant to the holders thereof certain registration rights with respect to the MD Restricted Shares and the shares of Common Stock that underlie the MD Warrants, all as more fully set forth in the MD Registration Rights Agreement (as defined below in this Agreement).

               (iv) Notwithstanding any provision of this Agreement to the contrary, the Placement Agent is not obligated to sell any Securities.

               (v) The documents to be executed and delivered in connection with the Offering, including but not limited to this Agreement, the Offering Agreements, the registration rights agreement relating to the shares of the Common Stock issued under the Line of Credit Agreement (the "Investor Registration Rights Agreement"), the Securities and the MD Registration Rights Agreement are hereinafter referred to collectively as the "Offering Documents."

               (vi) All capitalized terms used herein and not otherwise defined shall have the same meanings given to them as in the Line of Credit Agreement.

      2.  Compensation.

               (i) Upon the purchase and sale of the Debentures under the Purchase Agreement, the Company shall issue, sell and deliver the MD Warrants to the persons named in Exhibit B annexed hereto and made a part hereof at an exercise price of $1.80 per share.

               (ii) Upon the purchase and sale of the Debentures under the Purchase Agreement, the Company will pay the Placement Agent its fee in the cash amount equal to eight percent (8%) of the gross proceeds of the Debentures.

               (iii) Upon the first Advance Closing under the Line of Credit Agreement, the Company shall issue, sell and deliver the MD Restricted Shares to the persons named in Exhibit C annexed hereto and made a part hereof.

               (iv) Upon the first and each subsequent Advance Closing, the Company will also pay the Placement Agent cash compensation in an amount equal to two and eight-tenths of one percent (2.8%) of the gross proceeds of such Advance funded at that Advance Closing.

               (v) The holders of the MD Warrants and the MD Restricted Shares will be entitled to certain demand registration rights with respect to the shares of Common Stock issuable upon exercise of the MD Warrants and the MD Restricted Shares pursuant to a registration rights agreement (the "MD Registration Rights Agreement") substantially in the form annexed hereto as Exhibit D.

      3.  Representations, Warranties and Covenants of the Placement Agent.

            A. The Placement Agent represents, warrants and covenants as follows:

               (i) The Placement Agent has the requisite corporate power to enter into this Agreement and the MD Registration Rights Agreement, and to consummate the transactions contemplated hereby and thereby.

               (ii) The execution and delivery by the Placement Agent of this Agreement and the MD Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement and the MD Registration Rights Agreement, when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to violate public policy.

               (iii) The Placement Agent will deliver documents related to the Offering only to persons that it reasonably believes to be an Accredited Investor.

               (iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

               (v) The Placement Agent shall use all reasonable efforts to determine (a) whether the intended purchasers of the securities are Accredited Investors and (b) that any information furnished by the Investors is true and accurate. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investors in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law, or (2) each purchase of any of the securities is an Accredited Investor.

      4.  Representations and Warranties of the Company.

            A. The Company represents and warrants as to the Placement Agent follows:

               (i) The execution, delivery and performance of each of the Offering Documents has been duly and validly authorized by the Company. Each of the Offering Documents, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with its respective terms, except to the extent that
(a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability thereof is subject to general principles of equity or (c) the indemnification provisions thereof may be held to violate of public policy. The Securities to be issued pursuant to the transactions contemplated by the Line of Credit Agreement and this Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement or the Offering Agreements, as the case shall be, the certificates/instruments representing such Securities will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

               (ii) The Company has been duly authorized, issued and has outstanding capitalization as set forth in the disclosure schedules to the Line of Credit Agreement. Except as specifically set forth in the Disclosure Schedules to the Line of Credit Agreement, the Company is not a party to or bound by any instrument, agreement or other arrangement requiring it to issue any capital stock or any rights, warrants, options or other securities to acquire shares of capital stock, except for this Agreement, the Securities, the MD Restricted Shares and the Warrants. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive or similar rights of any holders of any security of the Company.

               (iii) The Securities have been duly authorized, and, when issued and paid for in accordance with the Line of Credit Agreement and the Purchase Agreement, the shares of Common Stock to be issued and sold thereunder will be validly issued, fully paid and non-assessable shares of the Company's capital stock.

               (iv) The Company and each of its subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Offering Documents to be owned or leased by the Company or its subsidiaries), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the SEC Documents or those disclosed in the schedules to the Offering Documents and liens for taxes not yet due and payable.

               (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company or any of its subsidiaries, except as set forth in the SEC Documents or the schedules to the Offering Documents.

               (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Except as set forth in the SEC Documents or the Schedules to the Offering Documents, neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company and each of its subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company or any of its subsidiaries. The Company and each of its subsidiaries has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses as described in the SEC Documents. Any disclosures in the SEC Documents concerning the effects of foreign, federal, state and local regulation on the businesses of the Company or any of its subsidiaries as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter the Offering Documents to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities, the MD Securities or execution and delivery of the Offering Documents, except for consents and filings required by applicable federal and state securities laws. Neither the Company nor any of its subsidiaries, since their respective inceptions, has incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

               (vii) There has been no material adverse change in the condition or prospects of the Company and its subsidiaries taken as a whole, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the SEC Documents, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the SEC Documents.

               (viii) Except as set forth in the SEC Documents or the Schedules to the Offering Documents, neither the Company nor any of its subsidiaries is in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or line of credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which any of them or any of their respective properties may be bound or affected, which breach or default would not have a material adverse effect on the Company. Neither the Company nor any of its subsidiaries is in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation, which violation will not have a material adverse effect on the Company. Neither the execution and delivery of any of the Offering Documents, nor the issuance and sale or delivery of the Securities or the MD Securities, nor the consummation of any of the transactions contemplated in any of the Offering Documents, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or pursuant to the terms of, any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of its subsidiaries is or may be bound or to which any of the property or assets of the Company or any of its subsidiaries is or may be subject, except where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Articles of Incorporation or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of its subsidiaries.

               (ix) Subsequent to the dates as of which information is given in the SEC Documents, and except as may otherwise be indicated or contemplated herein or therein or disclosed in the Schedules to the Offering Documents, neither the Company nor any of its subsidiaries has (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the SEC Documents, neither the Company nor any of its subsidiaries has any outstanding obligations to any officer or director of the Company.

               (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.
(x) The Company and each of its subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the SEC Documents as being owned or possessed by the Company) and, except as set forth in the SEC Documents or disclosed in the Schedules to the Offering Documents, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company or any of its subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the businesses of the Company or any of its subsidiaries (including, without limitation, any such licenses or rights described in the SEC Documents as being owned or possessed by the Company), except any claim or action that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the current products, services or processes of the Company and its subsidiaries do not infringe or will not infringe on the patents currently held by any third party.

               (xii) Subject to the performance by the Placement Agent of its obligations hereunder, the Offering Agreements and the offer and sale of the Securities comply, and will continue to comply, up to the Commitment Period (as defined in the Line of Credit Agreement) in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. None of the Offering Documents nor any amendment or supplement thereto, the SEC Documents or the Schedules to the Offering Documents and any documents prepared by the Company in connection with the Offering; will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Documents and the SEC Documents are true and correct in all material aspects as of the date of the Offering Documents.

               (xiii) Except as disclosed in the Schedules to the Offering Documents, all material taxes which are due and payable from the Company and its subsidiaries have been paid in full, or adequate provision has been made for such taxes on the books of the Company except for those taxes disputed in good faith, neither the Company nor any of its subsidiaries has any tax deficiency or claim outstanding assessed or proposed against it.

      5.  Certain Covenants and Agreements of the Company.

      The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

            A. To advise the Placement Agent of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Documents occurring at any time prior to any Advance Date as soon as the Company is either informed or becomes aware thereof.

            B. To use its best efforts to cause the Common Stock issuable in connection with the Line of Credit Agreement to be qualified or registered for sale on terms consistent with those stated in the Investor Registration Rights Agreement, and under the securities laws of such jurisdictions as the Placement Agent and the Investors shall reasonably request; provided, that such states and jurisdictions do not require the Company to qualify as a foreign corporation or take other action that could adversely affect the Company. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

            C. Upon written request, to provide and continue to provide to each holder of Securities, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

            D. To deliver, during the Commitment Period, to the Placement Agent, upon the Placement Agent's request, in the manner provided in Section 9(B) of this Agreement, within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Commitment Period, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders. The Company may satisfy its obligations under this Paragraph 5(D) by providing the Placement Agent with copies of or access to the Company's filings made under the 1934 Exchange Act.

            E.  To comply with the terms of the Offering Documents.

            F. To ensure that any transactions between the Company and any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

      6.  Indemnification.

            A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's rules and regulations promulgated thereunder (the "Rules and Regulations") (the Placement Agent, the officers, directors, shareholders, employees and representatives of the Placement Agent and the persons controlling, controlled by or under common control with the Placement Agent are referred to collectively as "MD Indemnified Persons"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which any MD Indemnified Person may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Documents (except those written statements relating to the Placement Agent given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by any MD Indemnified Person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the MD Indemnified Person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against such MD Indemnified Person as a direct result of the Placement Agent or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.
A. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act or the Rules and Regulations (the Company, the officers, directors, shareholders, employees and representatives of the Placement Agent and the persons controlling, controlled by or under common control with the Company are referred to collectively as "Company Indemnified Persons"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which any Company Indemnified Person may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement (iii) any false or misleading information provided to the Company by one of the Placement Agent indemnified persons.

            B. Promptly after receipt by a MD Indemnified Person or a Company Indemnified Person (in either case, an "Indemnified Person") of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the Indemnifying Person of the commencement thereof; the omission by one Indemnified Person to so notify the person obligated to indemnify pursuant to Section 6(A) or 6(B) (in either such case, the "Indemnifying Person") shall not relieve the indemnifying party of its obligation to indemnify any other Indemnified Person that has given such notice and shall not relieve the Indemnifying Person of any liability outside of this indemnification if not materially prejudiced thereby. If any action is brought against the Indemnified Person, the Indemnifying Person will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the Indemnified Person. After notice from the indemnifying person to such indemnified party of its election to so assume the defense thereof, the indemnifying person will not be liable to such indemnified party under such Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the provision of this sentence and notwithstanding any other statement to the contrary contained herein, the Indemnified Persons shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the Indemnifying Person if, (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Person in connection with the defense of such action at the expense of the Indemnifying Person, or
(ii) the Indemnifying Person shall not have employed counsel reasonably satisfactory to such Indemnified Person to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such Indemnified Persons shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the Indemnifying Persons shall not have the right to direct the defense of such action on behalf of the Indemnified Persons), in any of which events such fees and expenses of one additional counsel shall be borne by the Indemnifying Person; provided, that the Indemnifying Person shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Persons. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the Indemnifying Person.

            C. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

      7.  Payment of Expenses.

      The Company will bear all of the expenses in connection with the Offering, including, but not limited to the following: SEC and other filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Documents, registrar and transfer agent fees, Escrow Agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

      8.  Termination.

      The terms of this Agreement shall terminate upon the same terms and conditions contained in the Line of Credit Agreement. The rights of the Investors and the obligations of the Company under the Investor Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company under the Warrants and the MD Registration Rights Agreement shall survive the termination of this Agreement.

      9.  Miscellaneous.

            A. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, but all which shall be deemed to be one and the same agreement.

            B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows:

To the Placement Agent:

        May Davis Group, Inc.
        c/o National Securities
        28th Floor
        120 Broadway
        New York, New York 10271
        Attention:  Mr. Hunter Singer


With a copy to:

        McGuireWoods LLP
        9 West 57th Street
        Suite 1620
        New York, NY  10019
        Telephone No.: (212) 548-2160
        Fax No.: (212) 548-2150
        Attention:  William A. Newman, Esq.


To the Company:

        Flexxtech Corporation
        5777 West Century Boulevard
        Los Angeles, CA 94010
        Telephone No.: (310) 342-0794
        Fax No.: (310) 342-0791
        Attention:  Greg Mardock
        President


With a copy to:

        Bell, Nunnally & Martin LLP
        3232 McKinney Avenue
        Suite 1400
        Dallas, TX  75204-2429
        Telephone No.: (214) 740-1400
        Fax No.: (214) 740-1499
        Attention: William E. Swart, Esq.


or to such other address of which written notice is given to the others.

            C. This Agreement shall be governed by and construed in all respects under the internal laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

            D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

            E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


                    [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Placement Agent Agreement as of the date first written above.

                                FLEXXTECH CORPORATION

                             By:
                                Name: Greg Mardock
                                Title:   President and Chief Executive Officer


                                MAY DAVIS GROUP, INC.

                             By:
                                Name:
                                Title:

                             WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                      FLEXXTECH CORPORATION
                 WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 1                                      Number of Shares: 112,500

Date of Issuance: September 21, 2001

      Flexxtech Corporation (the "Company"), a corporation incorporated under the laws of the State of Nevada, hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Jason Goldstein, the registered holder hereof, or his permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 112,500 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the Warrant Exercise Price as defined in Section 1(a)(xvii) below.

      Section 1.
      ----------

         (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

            (i) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any consultants, employee, officer or director for services provided to the Company.

            (ii) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            (iii) "Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

            (iv) "Closing Date" has the meaning given it in the Securities Purchase Agreement.

            (v) "Common Stock" means (i) the Company's common stock, par value $.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

            (vi) "Excluded Securities" means, if such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided, that such options are issued in accordance with the applicable terms and conditions of the plan authorizing the same.

            (vii) "Expiration Date" means the date two (2) years from the Issuance Date or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

            (viii)   "Issuance Date" means the date of this Warrant.

            (ix) "Registration Rights Agreement" means the Registration Rights Agreement dated, as of August 14, 2001, between the Company and the Persons named on Schedule A thereto with respect to the registration rights pertaining to the Common Stock issuable upon exercise of this Warrant.

            (x) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            (xi) "Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date,
(iii) the shares of Common Stock issuable upon exercise of this Warrant and
(iv) those commitments to issue shares of Common Stock or securities convertible into shares of Common Stock that are described on Schedule 4.3 to the Equity Line of Credit Agreement dated the date hereof between the Company and the Investors named therein.

            (xii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (xiii) "Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg on the electronic bulletin board, then the "pink sheets" distributed by the National Quotation Bureau, Inc.

            (xiv) "Securities Act" means the Securities Act of 1933, as amended.

            (xv) "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of August 14, 2001, between the Company and the Investors named therein for the purchase of Convertible Debentures by the Investors.

            (xvi) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

            (xvii)   "Warrant Exercise Price" shall be $1.80 per share.

            (xviii) "Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

         (b)  Other Definitional Provisions.

            (i)  Except as otherwise specified herein, all references herein
(A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

            (ii) When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

            (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 2.  Exercise of Warrant.
     -------------------------------

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the Issuance Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds or (B) notification to the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(f)) and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and, except for a Cashless Exercise, the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), and if the Common Stock is DTC eligible credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, that if the holder who submitted the Exercise Notice has requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(f), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside
accountant   The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than five (5) business days from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

         (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

         (c) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

         (d) If the Company or its transfer agent shall fail for any reason or for no reason to issue to the holder within ten (10) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.5% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

         (e) If within ten (10) Business Days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2(b) hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) Business Day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

         (f) Notwithstanding any provision of this Warrant, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant to the extent then exercisable, and in lieu of making payment of the Aggregate Exercise Price in cash, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

        Net Number = (A x B) - (A x C)
                     -----------------
                             B

            For purposes of the foregoing formula:

                 A= the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                 B= the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

                 C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         (d) The Company shall promptly file a registration statement with the Securities and Exchange Commission to secure the listing of the Warrant Shares on the Principal Market in accordance with the terms and conditions regarding the registration rights of holders of Warrants set forth in the Registration Rights Agreement and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not (i) increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

    Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same written notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, other than pursuant to a Cashless Exercise, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant, other than pursuant to a Cashless Exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      Section 7.  Ownership and Transfer.
      ----------------------------------

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         (b) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

      Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

         (a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

         (b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

            (i) Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

            (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

            (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

         (c) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

            (i) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Market Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants. The Company and the holders of the Warrants shall each pay one half (1/2) of the cost of the appraiser.

            (ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01.

            (iii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

            (iv) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (d) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

            (i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

            (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

         (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

         (g)  Notices.

            (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

            (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

            (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      Section 9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

         (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

      Section 11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Holder:

                        Mr. Hunter Singer
                        c/o May Davis Group, Inc.
                        1 World Trade Center, Suite 8735
                        New York, NY 10048
                        Telephone: (212) 775-7400
                        Facsimile: (212) 775-8166
     With a copy to:

                        McGuireWoods LLP
                        9 West 57th Street
                        Suite 1620
                        New York, NY 10019
                        Telephone: (212) 548-2166
                        Facsimile: (212) 548-2150
                        Attention: William A. Newman, Esq.

If to the Company:

                        Flexxtech Corporation
                        577 W. Century Boulevard, Suite 767
                        Los Angeles, CA 94010
                        Telephone (310) 342-0794
                        Facsimile: (310) 342-0791
                        Attention: Greg Mardock
     With a copy to:
                        Bell, Nunnally & Martin LLP
                        3232 McKinney Avenue
                        Suite 1400
                        Dallas, TX  75204-2429
                        Telephone: (214) 740-1400
                        Facsimile:  (214) 740-1499
                        Attention:  William E. Swart, Esq.


      If to a holder of this Warrant, to it at the address and facsimile number set forth in the Purchase Agreement, with copies to such holder's representatives as set forth in such Purchase Agreement, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.

      Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 12. Date. The date of this Warrant is the date first set forth above. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 13. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

      Section 14. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and Chief Executive Officer, as of this ___ day of August, 2001.

                                FLEXXTECH CORPORATION


                             By:  ______________________________
                             Name:  Greg Mardock
                             Title:  President and Chief Executive Officer

                       EXHIBIT A TO WARRANT
                        SUBSCRIPTION FORM
 TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT
                      FLEXXTECH CORPORATION

      The undersigned holder hereby exercises the right to purchase One Hundred and Twelve Thousand Five Hundred (112,500) of the shares of Common Stock ("Warrant Shares") of Flexxtech Corporation, a Nevada corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

      ____________    a "Cash Exercise" with respect to _________________
                      Warrant Shares; and/or
____
      _____________   a "Cashless Exercise" with respect to _______________
                      Warrant Shares (to the extent permitted by the terms of the Warrant).

      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $__________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______



   Name of Registered Holder

By:
Name:
Title:

                       EXHIBIT B TO WARRANT
                      FORM OF WARRANT POWER


     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Flexxtech Corporation, a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:  _________, ____

____________________________________
By:  _____________________________
Its:  _____________________________

                             WARRANT
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                      FLEXXTECH CORPORATION

                 WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 2                                       Number of Shares: 30,000
Date of Issuance: September 21, 2001

      Flexxtech Corporation (the "Company"), a corporation incorporated under the laws of the State of Nevada, hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Shay Keren, the registered holder hereof, or his permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 30,000 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the Warrant Exercise Price as defined in Section 1(a)(xvii) below.

      Section 1.

         (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

            (i) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any consultants, employee, officer or director for services provided to the Company.

            (ii) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            (iii) "Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

            (iv) "Closing Date" has the meaning given it in the Securities Purchase Agreement.

            (v) "Common Stock" means (i) the Company's common stock, par value $.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

            (vi) "Excluded Securities" means, if such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided, that such options are issued in accordance with the applicable terms and conditions of the plan authorizing the same.

            (vii) "Expiration Date" means the date two (2) years from the Issuance Date or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

            (viii)   "Issuance Date" means the date of this Warrant.

            (ix) "Registration Rights Agreement" means the Registration Rights Agreement dated, as of August 14, 2001, between the Company and the Persons named on Schedule A thereto with respect to the registration rights pertaining to the Common Stock issuable upon exercise of this Warrant.

            (x) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            (xi) "Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date,
(iii) the shares of Common Stock issuable upon exercise of this Warrant and
(iv) those commitments to issue shares of Common Stock or securities convertible into shares of Common Stock that are described on Schedule 4.3 to the Equity Line of Credit Agreement dated the date hereof between the Company and the Investors named therein.

            (xii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (xiii) "Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg on the electronic bulletin board, then the "pink sheets" distributed by the National Quotation Bureau, Inc.

            (xiv) "Securities Act" means the Securities Act of 1933, as amended.

            (xv) "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of August 14, 2001, between the Company and the Investors named therein for the purchase of Convertible Debentures by the Investors.

            (xvi) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

            (xvii)   "Warrant Exercise Price" shall be $1.80 per share.

            (xviii) "Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

         (b)  Other Definitional Provisions.

            (i)  Except as otherwise specified herein, all references herein
(A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

            (ii) When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

            (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      Section 2.  Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the Issuance Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds or (B) notification to the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(f)) and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and, except for a Cashless Exercise, the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), and if the Common Stock is DTC eligible credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, that if the holder who submitted the Exercise Notice has requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(f), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside
accountant   The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than five (5) business days from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

         (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

         (c) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

         (d) If the Company or its transfer agent shall fail for any reason or for no reason to issue to the holder within ten (10) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.5% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

         (e) If within ten (10) Business Days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2(b) hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) Business Day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

         (f) Notwithstanding any provision of this Warrant, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant to the extent then exercisable, and in lieu of making payment of the Aggregate Exercise Price in cash, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

      Net Number = (A x B) - (A x C)
                    ----------------
                           B

      For purposes of the foregoing formula:

          A= the total number of Warrant Shares with respect to which this Warrant is then being exercised.

          B= the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

          C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         (d) The Company shall promptly file a registration statement with the Securities and Exchange Commission to secure the listing of the Warrant Shares on the Principal Market in accordance with the terms and conditions regarding the registration rights of holders of Warrants set forth in the Registration Rights Agreement and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not (i) increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same written notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, other than pursuant to a Cashless Exercise, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant, other than pursuant to a Cashless Exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      Section 7.  Ownership and Transfer.

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         (b) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

      Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

         (a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

        (b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

            (i) Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

            (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

            (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

         (c) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

            (i) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Market Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants. The Company and the holders of the Warrants shall each pay one half (1/2) of the cost of the appraiser.

            (ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01.

            (iii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

            (iv) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (d) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

            (i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

            (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

         (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

         (g)  Notices.

            (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

            (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

            (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      Section 9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

         (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (2/3) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

    Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.
Section 25. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Holder:

              Mr. Hunter Singer
              c/o May Davis Group, Inc.
              1 World Trade Center, Suite 8735
              New York, NY 10048
              Telephone: (212) 775-7400
              Facsimile: (212) 775-8166

         With a copy to:

              McGuireWoods LLP
              9 West 57th Street
              Suite 1620
              New York, NY 10019
              Telephone: (212) 548-2166
              Facsimile: (212) 548-2150
              Attention: William A. Newman, Esq.

         If to the Company:

              Flexxtech Corporation
              577 W. Century Boulevard, Suite 767
              Los Angeles, CA 94010
              Telephone (310) 342-0794
              Facsimile: (310) 342-0791
              Attention: Greg Mardock

         With a copy to:

              Bell, Nunnally & Martin LLP
              3232 McKinney Avenue
              Suite 1400
              Dallas, TX  75204-2429
              Telephone: (214) 740-1400
              Facsimile:  (214) 740-1499
              Attention:  William E. Swart, Esq.

      If to a holder of this Warrant, to it at the address and facsimile number set forth in the Purchase Agreement, with copies to such holder's representatives as set forth in such Purchase Agreement, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.

      Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 12. Date. The date of this Warrant is the date first set forth above. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 13. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

      Section 14. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and Chief Executive Officer, as of this ___ day of August, 2001.

                            FLEXXTECH CORPORATION


                       By:  ______________________________
                       Name:  Greg Mardock
                       Title:  President and Chief Executive Officer

                       EXHIBIT A TO WARRANT

                        SUBSCRIPTION FORM
 TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT
                      FLEXXTECH CORPORATION

      The undersigned holder hereby exercises the right to purchase Thirty Thousand (30,000) of the shares of Common Stock ("Warrant Shares") of Flexxtech Corporation, a Nevada corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

    1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:


           ____________    a "Cash Exercise" with respect to________________
                              Warrant Shares; and/or

           ____________    a "Cashless Exercise" with respect to____________
              _______________ Warrant Shares (to the extent permitted by the terms of the Warrant).


    2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.


    3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.



Date: _______________ __, ______



   Name of Registered Holder

By:
Name:
Title:

                       EXHIBIT B TO WARRANT
                      FORM OF WARRANT POWER

     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Flexxtech Corporation, a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:  _________, ____

____________________________________
By:  _____________________________
Its:  _____________________________